ALLIANCE ALL-ASIA INVESTMENT FUND

SEMI-ANNUAL REPORT
APRIL 30, 1997

ALLIANCE CAPITAL


LETTER TO SHAREHOLDERS                        ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

May 23, 1997

Dear Shareholder:

We are pleased to provide the semi-annual report to shareholders of the Alliance All-Asia Investment Fund for the six months ended April 30, 1997. Since the beginning of the fiscal year in November 1996 through the end of April 1997, the Asian-Pacific markets, as measured by the Morgan Stanley Pacific Index, have fallen about 21.5%.

In the table below, the Fund's performance is shown. For comparison, the performance of the overall stock markets of the Far East, represented by the unmanaged Morgan Stanley Pacific Index, is shown, along with performance for the Lipper Pacific Region Funds Average. As you can see in the chart below, your Fund outperformed the Morgan Stanley Pacific Index for the six- and twelve-month periods ended April 30, but underperformed the Lipper peer group.


INVESTMENT RESULTS*
                             TOTAL RETURNS FOR THE
                          PERIODS ENDED APRIL 30, 1997
                             6 MONTHS      12 MONTHS
                            -----------   -----------
ALLIANCE ALL-ASIA
  INVESTMENT FUND
  Class A                     -5.99%        -14.86%
  Class B                     -6.26         -15.41
  Class C                     -6.25         -15.40

MORGAN STANLEY
  PACIFIC INDEX              -10.38         -21.49

LIPPER PACIFIC REGION
  FUNDS AVERAGE               -0.29          -7.58

* TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS.

   THE MORGAN STANLEY PACIFIC INDEX MEASURES THE PERFORMANCE OF LARGE-CAP STOCKS IN SIX OF THE LARGEST ASIAN MARKETS. THE LIPPER PEER GROUP AVERAGE REFLECTS PERFORMANCE OF 45 FUNDS WITH INVESTMENT OBJECTIVES SIMILAR TO THAT OF THE ALL-ASIA INVESTMENT FUND, THOUGH INVESTMENT POLICIES MAY DIFFER.


During the period under review, Fund performance benefited from stock selection in markets such as Malaysia, Japan, India, and Hong Kong as well as an underweight position in Japan. Poor performance of some of the largest positions in the fund such as SK Telecom detracted from performance.

JAPAN LIKELY TO REBOUND
Japan continues to muddle along with a slight recovery in the economy while stocks provided poor returns, particularly for U.S. dollar-based investors. The Tokyo Stock Exchange first section index was down 7% in local currency terms in the November 1996 to April 1997 period, while the currency fell by over 11% versus the U.S. dollar during the same period. While the significant depreciation in the yen is helping external demand, domestic strength is restrained by the overhang of debt in the economy. Total debt in Japan is over 300% of gross domestic product (GDP). Japanese institutions are dealing with the bad debt overhang, albeit at a slow pace.

The Japanese economy should continue to recover in the next few months. Consumers rushed to buy not only high priced durables prior to the consumption tax rise in April, but consumer non-durables. As these stockpiles are run down, retail sales and industrial production should recover. Capital spending is already on a solid upswing.

Restructuring of the banking system is accelerating. The top 20 banks are likely to have sold about $43 billion in loans in the year ending March 31, 1997, twice as much as they sold the previous year, and the fledgling securitization market for bad loans is taking off. We expect banks with stronger balance sheets, such as Bank of Tokyo-Mitsubishi and Sumitomo Bank, to benefit as the industry consolidates.

We have reduced technology stock exposure. While we see Japanese technology companies as having superior growth prospects, their stock prices appear to have run ahead of fundamentals in the near term. Despite cutting back on our holdings in this area, we maintain sizable positions in select technology and automobile stocks in Japan such as TDK, Rohm, and Honda because we continue to see strong earnings momentum and attractive valuations in these stocks.

OUTSIDE JAPAN: REVIEW AND OUTLOOK
The past six months have been dismal for most of the Asian markets. China, India, and Taiwan have been notable exceptions. Our stock selection, as well as our


1


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

overweight position in India, provided some offset to the lackluster performance of holdings in SK Telecom, PT Indosat, PT Telekomunikasi Indonesia, and Korea Electric Power.

Economic recovery in the Asian-Pacific region has been uneven. While many of the Asian economies are recovering, we see some as having their growth constrained. Thailand and South Korea are going through acute financial crisises and should see slower growth rates than in recent history. Meanwhile, Australia and New Zealand are on a recovery path similar to that of Western Europe. The hand over of Hong Kong to China appears to be on track and should proceed smoothly.

We continue to be positive about the outlook for holdings in Asia. Earnings numbers for the stocks we favor are coming in at or above expectations and the valuations are compelling. Korea Mobile Telecom, one of our large holdings, added 120,000 net subscribers in the month of March. This is on top of the 95,000 subscribers added in January, and the 115,000 subscribers added in February. The company achieved 38% of our analysts' forecast for the full year in the first quarter and we are adding to our holdings at current price levels.

THAILAND
In Thailand, the operating environment in the banking industry has deteriorated significantly with loan growth slowing down and asset quality worsening. Earnings in 1997 will be diminished at Thai Farmers Bank and Bangkok Bank because of greater than expected provisioning. Valuations, however, continue to look attractive for Thai Farmers Bank. We have significantly cut our position in Bangkok Bank while slightly reducing our position in Thai Farmers Bank.

INDIA
We participated in the global depository receipt offering of Videsh Sanchar Nigam, the Indian international telephony monopoly. Earnings should be robust as they are a function of volumes under the revenue sharing agreement, and volumes should be strong at about 20% a year.

HONG KONG
We continue to be negative on property holdings in Hong Kong as we expect the speculator-driven property bubble to taper off in the next few months. However, we have been adding to positions in banks. They are trading at attractive valuations with strong earnings momentum.

AUSTRALIA
Within Australia, we initiated a position in Normandy Mining where we see the upside coming from a re-rating towards higher valuations in line with major North American gold producers. While Coca-Cola Amatil's earnings for the past year were poor, the stock was sold down heavily, with the company losing over A$1 billion in market capitalization over three days. As a result, we added to our position in the stock.

In general, valuations for Asian stocks are at some of their most attractive levels versus those for the U.S. stock market. We see the current period of market weakness as an opportunity to add to your holdings in the Alliance All-Asia Investment Fund.

FEE WAIVER
In order to enable the Fund to maintain a reasonable expense ratio, notwithstanding its currently small size, Alliance has unilaterally determined to temporarily waive its 0.15% administrative fee and 0.35% of the Fund's advisory fee. These fee reductions are effective as of June 1, 1997. The Board of Director's and Alliance are continuing to look for ways to further reduce Fund expenses.

Thank you for your continued interest and investment in the Alliance All-Asia Investment Fund. We look forward to reporting its progress to you in the near future.

Sincerely,


John D. Carifa
Chairman and President


A. Rama Krishna
Senior Vice President


2


INVESTMENT OBJECTIVE AND POLICIES             ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

Alliance All-Asia Investment Fund seeks long-term capital appreciation. The Fund invests principally in a non-diversified portfolio of equity securities of Asia/Pacific countries.

INVESTMENT RESULTS


TOTAL RETURN AS OF APRIL 30, 1997

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
   One Year                  -14.86%        -18.47%
   Since Inception*            1.86%          0.06%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
   One Year                  -15.41%        -18.69%
   Since Inception*            1.21%          0.40%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
  One Year                   -15.40%        -16.22%
  Since Inception*             1.25%          1.25%


The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception:11/28/94


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3


TEN LARGEST HOLDINGS
APRIL 30, 1997 (UNAUDITED)                    ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________
                                                                    PERCENT OF
COMPANY                                          U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
PT Indosat--Provides international
  telecommunication services                     $ 1,772,881              5.2%
Korea Electric Power (ADR)-Generates and
  supplies electric power to industrial
  and residential customers                        1,717,000              5.1
South Korea Telecom, Ltd. (ADR)-Provides
  local telecommunication services                 1,668,390              4.9
Magnum Corp. Berhad--Provides finance, printing
  and resort management services                   1,173,153              3.5
Berjaya Sports Toto-Provides management
  services and has operations in investment
  holdings, property development and
  computer services                                1,147,182              3.4
Resorts World Berhad--Operates a tourist
  resort at Genting Highlands                      1,061,143              3.1
Total Access Communication, Plc.-Provides
  cellular mobile telecommunications services        942,450              2.8
Bajaj Auto, Ltd. (GDR)-Manufactures and
 distributes motorcycles and mopeds                  916,515              2.7
Dickson Concepts, Ltd.--A holding company
  whose subsidiaries are involved in
  wholesaling and retailing                          875,002              2.6
Videsh Sanchar Nigam, Ltd.-Provides
  international telecommunication services           822,263              2.4
                                                 $12,095,979             35.7%


INDUSTRY DIVERSIFICATION
APRIL 30, 1997 (UNAUDITED)
_______________________________________________________________________________
                                                                    PERCENT OF
                                                 U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Banking                                          $ 5,203,815             15.3%
Basic Industries                                   1,486,049              4.4
Capital Goods                                        394,533              1.1
Consumer Manufacturing                             2,626,823              7.8
Consumer Services                                  6,600,974             19.5
Consumer Staples                                   1,197,882              3.5
Energy                                               365,480              1.1
Finance                                            1,596,728              4.7
Healthcare                                           266,556              0.8
Multi-Industry                                     1,752,026              5.2
Technology                                         1,970,229              5.8
Transportation                                       719,403              2.1
Utilities                                          8,679,392             25.6
Total Investments*                                32,859,890             96.9
Cash and receivables, net of liabilities           1,053,159              3.1
Net Assets                                       $33,913,049            100.0%


*    Excludes short-term obligations.


4


PORTFOLIO OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)                    ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________


COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------

COMMON STOCKS-96.4%
AUSTRALIA-6.6%
Coca-Cola Amatil, Ltd.                           45,739      $   522,880
Goldfields, Ltd.                                  4,176            6,644
Normandy Mining, Ltd.                           285,000          348,944
Qantas Airways, Ltd.                            124,161          258,044
Tab Corp Holdings, Ltd.                          59,750          295,186
WMC, Ltd.                                        62,963          373,173
Woolworths, Ltd.                                143,224          422,200
                                                             ------------
                                                               2,227,071

HONG KONG-12.0%
Asia Satellite Telecom(a)                       179,000          454,057
Beijing Datang Power Co.(a)                     178,300           92,643
Dao Heng Bank Group, Ltd.                        37,000          175,770
Dickson Concepts, Ltd.                          237,000          875,002
First Pacific Co.                               450,355          537,763
Guangshen Railway (ADR)(a)                       26,000          617,500
Hang Seng Bank                                   12,000          134,770
HSBC Holdings, Plc.                              20,400          514,839
Smartone Telecom
Holdings, Ltd.(a)                                12,000           22,926
Swire Pacific, Ltd. Cl. A                        28,000          215,968
Television Broadcasting, Ltd.                   107,000          440,625
                                                             ------------
                                                               4,081,863

INDIA-8.7%
Bajaj Auto, Ltd. (GDR)(a)(b)                     27,900          916,515
Hindustan Petroleum                              31,300          365,480
Industrial Credit & Inv. (GDR)(a)(b)             30,600          309,825
State Bank Of India (GDR)(a)(b)                  11,500          279,738
Steel Authority Of India (GDR)                   22,000          195,250
Videsh Sanchar Nigam,
  Ltd.                                           24,000      $   822,263
  (GDR) (a) (b)                                   3,700           73,057
                                                             ------------
                                                               2,962,128

INDONESIA-9.2%
PT Indosat                                      643,000        1,772,881
PT Sampoerna                                      3,500           14,079
PT Semen Cibinong                                15,000           40,895
PT Semen Gresik                                 302,000          736,358
PT Telekomunikasi
  Indonesia (ADR)                               187,000          271,265
  Series B                                       10,000          285,000
                                                             ------------
                                                               3,120,478

JAPAN-20.1%
Advantest Corp.                                   2,400          133,286
Amano Corp.                                       7,000           65,619
Asahi Glass Co., Ltd.                            11,000           99,649
Bank Of Tokyo-Mitsubishi                         20,200          319,839
Bridgestone Corp.                                 6,000          127,614
Canon, Inc.                                       6,000          142,266
Dai Nippon Printing Co., Ltd.                     4,000           72,157
Daifuku Co., Ltd.                                 6,000           69,006
Daito Trust Construction Co., Ltd.                9,100           91,756
Daiwa Securities Co., Ltd.                       33,000          219,662
DDI Corp.                                            47          312,112
East Japan Railway Co.                               14           60,546
Eisai Co., Ltd.                                     200            3,466
Fuji Bank                                        26,000          292,883
Fuji Heavy Industries                            29,000          144,606
Fuji Photo Film                                   1,000           38,206
Hirose Electric                                   1,100           60,136
Honda Motor Co.                                   9,000          279,334
Hoya Corp.                                        1,000           45,847
Japan Securities Finance                         12,000           86,778
Japan Tobacco, Inc.                                  31          197,558
Kokuyo                                            3,000           65,225


5


PORTFOLIO OF INVESTMENTS (CONTINUED)          ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------

Mitsubishi Heavy Industries, Ltd.                 7,000      $    46,209
Mitsui Marine & Fire Insurance Co.               30,000          170,625
Mitsui Trust & Banking                           49,000          279,460
National House Industrial                         6,000           70,897
Nintendo Co.                                      1,100           80,413
Nippon Express Co., Ltd.                          6,000           41,356
Nippon Steel Co.                                 13,000           37,071
Nisshin Steel Co., Ltd.                          25,000           62,035
NKK Corp.                                        18,000           38,851
Nomura Securities Co., Ltd.                      30,000          335,578
Rohm Co.                                          4,000          310,056
Santen Pharmaceutical Co.                         1,100           19,757
Sanwa Bank, Ltd.                                 19,000          203,553
Seven-Eleven Japan                                4,200          266,336
Shimano, Inc.                                     3,000           50,573
Shiseido Co., Ltd.                                5,000           71,685
Sony Corp.                                        3,000          218,362
Sumitomo Bank                                    45,000          514,002
Sumitomo Electric Industries                      9,000          121,943
Sumitomo Marine & Fire Insurance Co.              6,000           36,914
Sumitomo Realty and Development                  20,000          141,951
Taisho Pharmaceutical                             2,000           49,470
Takeda Chemical Industries                        1,000           23,081
TDK Corp.                                         5,000          360,392
Tokai Bank                                        5,000           37,221
UBE Industries, Ltd.                              4,000           10,461
Yakult Honsha                                     3,000           28,831
Yamanouchi Pharmaceutical                         8,000          170,783
Yamatake Honeywell                                4,000           59,553
Yamazaki Baking Co., Ltd.                         2,000           30,880
                                                             ------------
                                                               6,815,850

MALAYSIA-14.8%
AMMB Holdings Berhad                             90,000      $   598,686
Berjaya Sports Toto                             240,000        1,147,182
Magnum Corp. Berhad                             740,000        1,173,153
Malakoff Berhad                                  90,000          358,494
Malayan Banking Berhad                           20,000          199,164
Resorts World Berhad                            288,000        1,061,143
Tanjong                                         128,000          463,971
                                                             ------------
                                                               5,001,793

NEW ZEALAND-1.9%
Air New Zealand, Ltd. Cl. B                       2,545            7,357
Fletcher Challenge, Ltd.                         30,072           41,486
Lion Nathan, Ltd.                               138,000          331,970
Telecom Corp. of New Zealand                     59,000          264,634
                                                             ------------
                                                                 645,447

PHILIPPINES-6.0%
Alson's Cement Corp.                            244,500           44,505
International Container
  Terminal Svcs., Inc. (a)                       13,125            7,715
Manila Electric Co. Series B                     78,000          485,097
Metropolitan Bank & Trust Co.                       769           15,747
Philipino Telephone Corp. (a)                   901,000          427,095
Philippine Commercial International Bank         39,000          480,660
Philippine Long Distance Telephone               10,000          570,724
                                                             ------------
                                                               2,031,543

SINGAPORE-0.8%
Development Bank of Singapore (a)                22,000          261,416
Overseas-Chinese Banking Corp., Ltd.                500            5,838
                                                             ------------
                                                                 267,254


6


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------

SOUTH KOREA-10.6%
Korea Electric Power (ADR)                      101,000      $ 1,717,000
Pohang Iron & Steel Co. (ADR)                     8,000          193,000
S.K. Telecom Co., Ltd. (ADR)                    175,620        1,668,390
                                                             ------------
                                                               3,578,390

THAILAND-5.7%
Bangkok Bank Co., Ltd.                           25,000          231,601
Thai Farmers Bank, Ltd.                         128,000          774,198
Total Access Communication Plc.                 183,000          942,450
                                                             ------------
                                                               1,948,249

Total Common Stocks
  (cost $35,394,268)                                          32,680,066

CONVERTIBLE DEBT OBLIGATION-0.3%
JAPAN-0.3%
Sumitomo Bank International
  .75%, 5/31/01 (c)
  (cost $109,886)                               $12,000          101,028

CORPORATE DEBT OBLIGATIONS-0.2%
MALAYSIA-0.2%
AMMB Holdings Berhad
  5.00%, 12/31/02                               $90,000      $    35,849
  7.50%, 5/08/02                                 90,000           35,849
  (cost $72,778)                                                  71,698

WARRANTS-0.0%
HONG KONG-0.0%
Hysan Development
  Wts. 4/30/98 (a)                                  550              188

MALAYSIA-0.0%
AMMB Holdings Berhad
  Wts. 12/31/02 (a)                               9,000               -0-

THAILAND-0.0%
The Thai Farmers Bank,
  Wts. 9/15/02 (a)                                9,500            6,910
Total Warrants
  (cost $9,408)                                                    7,098

TIME DEPOSIT-2.3%
UNITED STATES-2.3%
Bank Of Tokyo-Mitsubishi
  5.69%, 05/01/97
  (cost $800,000)                               $   800          800,000

TOTAL INVESTMENTS-99.2%
  (cost $36,386,340)                                          33,659,890
Other assets less liabilities-0.8%                               253,159

NET ASSETS-100%                                              $33,913,049


(a)  Non-income producing security.

(b) Securities are exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1997, these securities amounted to $1,579,135 or 4.7% of net assets.

(c)  Japanese holding.

     Glossary of Terms:
     ADR   -   American depository receipt.
     GDR   -  Global depository receipt.
     See notes to financial statements.


7


STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)                    ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $36,386,340)         $  33,659,890
  Cash, at value (cost $674,168)                                       673,532
  Receivable for investment securities sold                            765,187
  Receivable for capital stock sold                                    364,271
  Deferred organization expenses                                       103,721
  Dividends and interest receivable                                     49,948
  Total assets                                                      35,616,549

LIABILITIES
  Payable for investment securities purchased                        1,353,341
  Payable for capital stock redeemed                                    76,467
  Advisory fee payable                                                  28,516
  Distribution fee payable                                              21,209
  Accrued expenses                                                     223,967
  Total liabilities                                                  1,703,500

NET ASSETS                                                       $  33,913,049

COMPOSITION OF NET ASSETS
  Capital stock, at par                                         $        3,402
  Additional paid-in capital                                        37,881,978
  Accumulated net investment loss                                     (535,523)
  Accumulated net realized loss on investments and foreign
    currency transactions                                             (711,328)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                     (2,725,480)
                                                                 $  33,913,049

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($8,840,070/
    877,510 shares of capital stock issued and outstanding)             $10.07
  Sales Charge--4.25% of public offering price                             .45
  Maximum offering price                                                $10.52

  CLASS B SHARES
  Net asset value and offering price per share ($19,695,946/
    1,986,493 shares of capital stock issued and outstanding)           $ 9.91

  CLASS C SHARES
  Net asset value and offering price per share ($2,897,701/
    292,115 shares of capital stock issued and outstanding)             $ 9.92

  ADVISOR CLASS SHARES
  Net asset value, redemption, and offering price per share
    ($2,479,332 / 245,847 shares of capital stock issued and
    outstanding)                                                        $10.08


See notes to financial statements.


8


STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)   ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes
    withheld of $27,200)                        $    215,749
  Interest                                             7,940      $    223,689

EXPENSES
  Advisory fee                                       192,171
  Distribution fee - Class A                          17,442
  Distribution fee - Class B                         113,701
  Distribution fee - Class C                          17,033
  Custodian                                          154,533
  Registration                                        55,459
  Transfer agency                                     52,934
  Audit and legal                                     51,506
  Administrative                                      28,826
  Amortization of organization expenses               20,535
  Directors' fees                                     19,000
  Printing                                            14,866
  Miscellaneous                                       17,104
  Total expenses                                                       755,110
  Net investment loss                                                 (531,421)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                        (584,708)
  Net realized loss on foreign currency transactions                   (59,276)
  Net change in unrealized appreciation
  (depreciation) of:
    Investments                                                       (860,011)
    Foreign currency denominated assets and liabilities                  1,829
  Net loss on investments and foreign
    currency transactions                                           (1,502,166)

NET DECREASE IN NET ASSETS FROM OPERATIONS                        $ (2,033,587)


See notes to financial statements.


9


STATEMENT OF CHANGES IN NET ASSETS            ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

                                                 SIX MONTHS ENDED    EAR ENDED
                                                  APRIL 30, 1997    OCTOBER 31,
                                                    (UNAUDITED)        1996
                                                    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                               $  (531,421)   $  (646,380)
  Net realized gain (loss) on investments
    and foreign currency transactions                  (643,984)     1,777,108
  Net change in unrealized depreciation
    of investments and foreign currency
    denominated assets and liabilities                 (858,182)    (1,889,917)
Net decrease in net assets from operations           (2,033,587)      (759,189)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                            (362,976)       (21,900)
    Class B                                            (710,027)       (46,814)
    Class C                                            (103,481)        (5,445)
    Advisor Class                                        (5,766)            -0-

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                            (3,193,973)    32,518,713
Total increase (decrease)                            (6,409,810)    31,685,365

NET ASSETS
  Beginning of year                                  40,322,859      8,637,494
  End of period                                     $33,913,049    $40,322,859


See notes to financial statements.


10


NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1997 (UNAUDITED)                    ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance All-Asia Investment Fund, Inc. (the "Fund"), was organized as a Maryland corporation on September 21, 1994 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A, Class B and Class C shares commenced operations on November 28, 1994. Advisor Class shares commenced operation on October 2, 1996. Class A shares are sold with an initial sales charge of up to 4.25%. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996 are subject to a contingent deferred sales charge of 1.00% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered solely to investors participating in fee-based programs. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange for which market quotations are readily available are valued at the last quoted sales price on that exchange prior to the time when assets are valued. Securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market are valued at the price within the limits of the latest available current bid and asked price deemed best to reflect fair value. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $201,500 have been deferred and are being amortized on a straight-line basis through October, 1999.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar.
Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


11


NOTES TO FINANCIAL STATEMENTS (CONTINUED)     ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

For federal income tax purposes, the Fund's distributions of income and capital gains are subject to recharacterization, which may include a tax return of capital, at the end of the year to reflect the final investment results for that year.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an investment advisory agreement, the Fund pays Alliance Capital Management, L.P. ("the Adviser"), a fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly.

Under the terms of an Administrative Agreement, the Fund pays Alliance Capital Management, L.P. (the "Administrator"), a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average daily net assets. Such compensation amounted to $28,826 for the six months ended April 30, 1997.

The Administrator provides administrative functions to the Fund as well as other clerical services. The Administrator also prepares financial and regulatory reports for the Fund.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $39,084 for the six months ended April 30, 1997.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $1,876 from the sale of Class A shares and $34,285 and 808 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B, and Class C shares, respectively, for the six months ended April 30, 1997.

Brokerage commissions paid on securities transactions for the six months ended April 30, 1997 amounted to $173,355, of which $6,799 was paid to a broker utilizing the services of an affiliate of the Adviser.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,528,108 and $127,339 for Class B and Class C shares respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


12


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $12,161,192 and $17,940,548, respectively, for the six months ended April 30, 1997. There were no purchases or sales of U.S. government or government agency obligations for the six months ended April 30, 1997.

At April 30, 1997, the cost of securities for federal income tax purposes was $36,420,673. Accordingly, gross unrealized appreciation of investments was $2,046,723 and gross unrealized depreciation of investments was $4,807,506 resulting in net unrealized depreciation of $2,760,783.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts for investment purposes and to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. There were no forward exchange currency contracts outstanding at April 30, 1997.


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)     ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares.

Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     APRIL 30, 1997  OCTOBER 31, APRIL 30, 1997    OCTOBER 31,
                      (UNAUDITED)       1996       (UNAUDITED)        1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              253,866     1,333,932   $   2,810,727   $  15,265,574
Shares issued in
  reinvestment of
  distributions           29,448         1,703         321,278          18,287
Shares converted
  from Class B             5,877        19,434          62,615         233,351
Shares redeemed         (524,870)     (516,471)     (5,704,423)     (5,861,457)
Net increase
  (decrease)            (235,679)      838,598   $  (2,509,803)  $   9,655,755

CLASS B
Shares sold              409,150     2,645,348   $   4,471,063   $  30,130,477
Shares issued in
  reinvestment of
  distributions           42,591         3,362         458,704          35,910
Shares converted
  to Class A              (5,968)      (19,621)        (62,615)       (233,415)
Shares redeemed         (641,123)     (944,132)     (7,024,050)    (10,813,924)
Net increase
  (decrease)            (195,350)    1,684,957   $  (2,156,898) $   19,119,048

CLASS C
Shares sold               79,217       679,693   $     860,404  $    7,727,714
Shares issued in
  reinvestment of
  distributions            8,253           481          88,889           5,146
Shares redeemed         (183,000)     (349,835)     (2,039,865)     (4,016,334)
Net increase
  (decrease)             (95,530)      330,339   $  (1,090,572) $    3,716,526


                                   OCT. 2, 1996*                  OCT. 2, 1996*
                                        TO                              TO
                                   OCT. 31, 1996                  OCT. 31, 1996
                                   ------------                  --------------
ADVISOR CLASS
Shares sold              246,583         2,474   $   2,597,496  $       27,384
Shares issued in
  reinvestment of
  distributions              528            -0-          5,766              -0-
Shares redeemed           (3,738)           -0-        (39,962)             -0-
Net increase             243,373         2,474   $   2,563,300  $       27,384


*    Commencement of distribution


14


FINANCIAL HIGHLIGHTS                          ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                CLASS A
                                            -----------------------------------------------
                                           SIX MONTHS ENDED    YEAR ENDED     NOV. 28, 1994(A)
                                            APRIL 30, 1997     OCTOBER 31,          TO
                                              (UNAUDITED)         1996         OCT. 31, 1995
                                              -----------      -----------      -----------
Net asset value, beginning of period            $11.04           $10.45           $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)                            (.13)            (.21)(c)         (.19)(c)
Net realized and unrealized gain (loss)
  on investments                                  (.50)             .88              .64
Net increase (decrease) in net asset
  value from operations                           (.63)             .67              .45

LESS: DISTRIBUTIONS
Distributions from net realized gains on
  investments and foreign currency
  transactions                                    (.34)            (.08)              -0-
Net asset value, end of period                  $10.07           $11.04           $10.45

TOTAL RETURN
Total investment return based on net
  asset value(d)                                 (5.99)%           6.43%            4.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)       $8,840          $12,284           $2,870
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements         3.45%(e)         3.37%            4.42%(e)
  Expenses, before waivers/reimbursements         3.45%(e)         3.61%           10.57%(e)
  Net investment loss, net of
    waivers/reimbursements                       (2.29)%(e)       (1.75)%          (1.87)%(e)
Portfolio turnover rate                             56%              66%              90%
Average commission rate paid (f)                $.0269           $.0280               --


See footnote summary on page 18.


15


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                               CLASS B
                                             ----------------------------------------------
                                           SIX MONTHS ENDED    YEAR ENDED     NOV. 28, 1994(A)
                                            APRIL 30, 1997     OCTOBER 31,           TO
                                              (UNAUDITED)         1996         OCT. 31, 1995
                                              -----------      -----------      -----------
Net asset value, beginning of period            $10.90           $10.41           $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)                            (.16)            (.28)(c)         (.25)(c)
Net realized and unrealized gain (loss)
  on investments                                  (.49)             .85              .66
Net increase (decrease) in net asset
  value from operations                           (.65)             .57              .41

LESS: DISTRIBUTIONS
Distributions from net realized gains on
  investments and foreign currency
  transactions                                    (.34)            (.08)              -0-
Net asset value, end of period                   $9.91           $10.90           $10.41

TOTAL RETURN
Total investment return based on net
  asset value(d)                                 (6.26)%           5.49%            4.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)      $19,696          $23,784           $5,170
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements         4.16%(e)         4.07%            5.20%(e)
  Expenses, before waivers/reimbursements         4.16%(e)         4.33%           11.32%(e)
  Net investment loss, net of
    waivers/reimbursements                       (2.99)%(e)       (2.44)%          (2.64)%(e)
Portfolio turnover rate                             56%              66%              90%
Average commission rate paid (f)                $.0269           $.0280               --


See footnote summary on page 18.


16


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                CLASS C
                                              ---------------------------------------------
                                           SIX MONTHS ENDED    YEAR ENDED     NOV. 28,1994(A)
                                            APRIL 30, 1997     OCTOBER 31,         TO
                                              (UNAUDITED)         1996         OCT. 31, 1995
                                              -----------      -----------      -----------
Net asset value, beginning of period            $10.91           $10.41           $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)                            (.16)            (.28)(c)         (.35)(c)
Net realized and unrealized gain (loss)
  on investments                                  (.49)             .86              .76
Net increase (decrease) in net asset
  value from operations                           (.65)             .58              .41

LESS: DISTRIBUTIONS
Distributions from net realized gains
  on investments and foreign currency
  transactions                                    (.34)            (.08)              -0-
Net asset value, end of period                   $9.92           $10.91           $10.41

TOTAL RETURN
Total investment return based on net
  asset value(d)                                 (6.25)%           5.59%            4.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)       $2,898           $4,228             $597
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements         4.14%(e)         4.07%            5.84%(e)
  Expenses, before waivers/reimbursements         4.14%(e)         4.30%           11.38%(e)
  Net investment loss, net of
    waivers/reimbursements                       (2.98)%(e)       (2.42)%          (3.41)%(e)
Portfolio turnover rate                             56%              66%              90%
Average commission rate paid (f)                $.0269           $.0280               --


See footnote summary on page 18.


17


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                       ADVISOR CLASS
                                            -----------------------------------
                                         SIX MONTHS ENDED   OCTOBER 2, 1996(G)
                                           APRIL 30, 1997          TO
                                              (UNAUDITED)    OCTOBER 31, 1996
                                            -------------     -------------
Net asset value, beginning of period              $11.04          $11.65

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)                              (.09)             -0-(c)
Net realized and unrealized loss on
  investments                                       (.53)           (.61)
Net decrease in net asset value from
  operations                                        (.62)           (.61)

LESS: DISTRIBUTIONS
Distributions from net realized gains on
  investments and foreign currency
  transactions                                      (.34)             -0-
Net asset value, end of period                    $10.08          $11.04

TOTAL RETURN
Total investment return based on net
  asset value(d)                                   (5.89)%         (5.24)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)         $2,479             $27
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements (e)       3.44%           4.97%
  Expenses, before waivers/reimbursements (e)       3.44%           5.54%
  Net investment income, net of
    waivers/reimbursements (e)                     (2.30)%          1.63%
Portfolio turnover rate                               56%             66%
Average commission rate paid                      $.0269          $.0280


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclosure its average commission rate per share for trades on which commissions are charged. This amount includes commissions paid to foreign brokers which may materially affect the rate shown. Amounts paid in foreign currencies have been converted into US dollars using the prevailing exchange rate on the date of the transaction.

(g)  Commencement of distribution.


18


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
W.H. HENDERSON (1)
STIG HOST (1)
RICHARD M. LILLY (1)
ALAN STOGA (1)

OFFICERS
A. RAMA KRISHNA, SENIOR VICE PRESIDENT
KARAN TREHAN, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
FRANCIS P. REEVES, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
DOMENICK PUGLIESE, ASSISTANT SECRETARY
MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER
PHYLLIS CLARKE, ASSISTANT CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY10019

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800)-221-5672


(1)  Members of the Audit Committee.


19


ALLIANCE ALL-ASIA INVESTMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

AAISR